Taxation (Details) - Schedule of Significant Components of Deferred Tax Liabilities - USD ($)		Sep. 30, 2023	Sep. 30, 2022
Schedule of Significant Components of Deferred Tax Liabilities [Abstract]
Deferred tax liabilities	[1]	$ 21,785	$ 45,976
Current year reversal	[2]	(7,476)	(23,846)
Exchange rate effect		106	(345)
Balance at end of the year		$ 14,415	$ 21,785

[1]	As an impact of Topic 606, the Group recognized revenues from renewal premiums when performance obligation delivered by increasing the opening balance of retained earnings and recording a deferred tax liability of $21,785 at the beginning of the year ended September 30, 2023. The deferred tax liabilities resulted from a temporary difference between the accounting income before income taxes and taxable income.
[2]	The reversal of deferred tax liabilities for the year ended September 30, 2023 and 2022 were as the recognition of reverse due to renewal of HK$58,525 and HK$186,652 respectively during the fiscal years 2023 and 2022.